Exhibit 99.1

1 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Nano Dimension is a Developer & Provider of Intelligent Machines and ConsumableConductive&DielectricMaterials(Inks)fortheFabricationof AdditivelyManufacturedElectronics(AME),a/k/aPrintedElectronics(PE) April 2020 Nasdaq/TASE: NNDM www.nano-di.com 1-What is ‘Nano Dimension’ 2-Where do I come from with 1 3-Business Model and Financial Data 4-Market Size, Supply-Chains-Trends 5-Product Positioning/Competitive Edges 6-Channels, Vertical Markets 7-Summary -Value Proposition 8-Customers’ Original Testimonials 9-Growth Plans/Use of Proceeds/Corona Effects’ Mitigation 10-Deal Structure, Cap Table 11-Summary

2 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Forward Looking Statements ThispresentationofNanoDimensionLtd.(the“Company”)contains“forward-lookingstatements”withinthemeaningofthePrivateSecurities LitigationReformActandothersecuritieslaws.Wordssuchas“expects,”“anticipates,”“intends,”“plans,”“believes,”“seeks,”“estimates”and similarexpressionsorvariationsofsuchwordsareintendedtoidentifyforward-lookingstatements.Forexample,theCompanyisusingforward- lookingstatementswhenitdiscussthepotentialofitsproducts,strategicgrowthplan,thesizeofitsaddressablemarket,marketgrowth,and expected recurring revenue growth. Forward-looking statements are not historical facts, and are based upon management’s current expectations,beliefsandprojections,manyofwhich,bytheirnature,areinherentlyuncertain.Suchexpectations,beliefsandprojectionsare expressedingoodfaith.However,therecanbenoassurancethatmanagement’sexpectations,beliefsandprojectionswillbeachieved,and actualresultsmaydiffermateriallyfromwhatisexpressedinorindicatedbytheforward-lookingstatements.Forward-lookingstatementsare subjecttorisksanduncertaintiesthatcouldcauseactualperformanceorresultstodiffermateriallyfromthoseexpressedintheforward-looking statements.ForamoredetaileddescriptionoftherisksanduncertaintiesaffectingtheCompany,referenceismadetotheCompany’sreports filedfromtimetotimewiththeSecuritiesandExchangeCommission(“SEC”),including,butnotlimitedto,therisksdetailedintheCompany’s annualreportfortheyearendedDecember31,2019,filedwiththeSEC.Forward-lookingstatementsspeakonlyasofthedatethestatements are made. The Companyassumes no obligationto updateforward-lookingstatements to reflect actualresults, subsequentevents or circumstances,changesinassumptionsorchangesinotherfactorsaffectingforward-lookinginformationexcepttotheextentrequiredby applicablesecuritieslaws.IftheCompanydoesupdateoneormoreforward-lookingstatements,noinferenceshouldbedrawnthatthe Companywillmakeadditionalupdateswithrespecttheretoorwithrespecttootherforward-lookingstatements. Printed Electronics (“PE”) , or Additively Manufactures Electronics (“AME”) Nano Dimension

3 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. AMEMachines and Consumable Materials (Polymers&Silver) High Performance Electronic Devices: Hi-PEDs https://www.youtube.com/watch?v=UFaWb0aUjPk&list=PLW7Y0iWnWhTShewSmy657p-0GnD2lotVr • GrowthPlay, Protected & Proven Technology • First-to-Marketadvantage • The OnlyDigital Machine: Fully Multi Layered PCBs>>>>>> • Industry leader: Awards & grants • Blue chip customers: 57 systems sold (2018-19) • Increasing Recurring Revenueof proprietary ‘Inks’ • The 3 main usages: • Shortening Prototyping cycle -Hi-PEDsin house. • Unique device solutions, miniaturized, lower weight. • Fabricated in High Mix/Low Volumes only by3D-printing. AME-3D-Printers Nano-Particles- -Inks

4 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. A Rapidly Growing Market for High Performance Electronic Devices (Hi-PEDs) High Performance Electronic Devices (Hi-PEDs) are integral enablers of: INDUSTRY VERTICALS •Defense •Aerospace •Intelligentdrones •Autonomous Automotive Development • Robotics • Commercial & civil aircrafts • ‘In vivo’ medical devices RESEARCH INSTITUTES •Academic institutions and universities •Research & innovation centers •Government Agencies “Recovery” Budget are already announced ADDITIVE SERVICES •Additive Service Bureaus •PCB Service Bureaus •In-house Print Services •NaNoS (Nano Services)

5 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. 5 NASDAQ / TASE :NNDM www.nano-di.com | © 2019 Nano Dimension. All rights reserved. Nano Dimension’s Solutions AME/PE Machines(controlled by AI algorithms) produce electronic devices bysimultaneous3D- injection of polymer dielectric andsilver conductive materialsto fabricate, withinhours: High Performance ElectronicDevices: Hi-PEDs Including sensors, antennas, capacitors, convertors, unique geometries & complex devices We develop and produce Proprietary Consumable Chemical Inks to be used by the AME machines All are mission critical andeconomicalfor our customers Razor-Razorblade Business Model

6 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. BUSINESS MODEL: Recurring Revenue Model that Scales Razor-Razorblade Model: Astheinstalledbaseofsystems grows, the recurring revenues fromconsumablesincreases. Positive trend of increased ink consumptionbycustomersisa validation to our recurring- revenuebusinessmodel. Printed Electronics (“PE” or “AME”): Consumable Materials: Recurring & High GM Revenue 2018/1Q 2018/2Q 2018/3Q 2018/4Q 2019/1Q 2019/2Q 2019/3Q 2019/4Q 2020/1Q Consumable Revenue Growth

7 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. NASDAQ /(TASE*): NNDM ADS ratio: 1:50 ADS Outstanding: ~8.2M ADS* Nano Dimension: Financial Data * As of April 5th, 2020 * $70M invested mostly in R&D, over 5 years * Cash, March 31st, 2020: $4.5M * Debt: $0 • Revenue growth of ~39% in 2019 compared to previous year • Significant trend of Gross Margin improvements * On May 20, 2020, the Company will voluntarilydelist its Ordinary Shares from the TASE. The Company's ADSs will continue to trade on Nasdaq 0 2000000 4000000 6000000 8000000 2017 2018 2019 $800,000 $5,100,000 $7,070,000 Year-Over-Year Growth

8 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. New US Management for Nano Dimension • YoavStern–IncomingPresident&CEO(JoinedJanuary2020)InvestorandChairmanCyber,FintechandMobile/VisualTech (USA). President&CEODVTELInc.(SoldtoFLIRSystems)(NJ,London,TelAviv,NewDelhi,Adelaide,Singapore,HongKong, Taiwan).Aturn-aroundexecutivein theHomelandSecurityIndustry.Co-ChairmanBogenCorporation(NewJersey, Memphis,Florida,Germany),oneofitsmaininvestorsandamemberofitsExecutiveCommittee,AuditCommitteeand CompensationCommittee.ManagingPartnerHelixCapitalLLC,(SanFrancisco,NewYork),privateM&AandTurn-Around AdvisoryFirm.ExecutiveChairmanoftheBoardKellstromIndustriesInc.(Florida),A$300Maerospacecorporation. PresidentofWordStarInternational,Inc.(SanFrancisco),a$50Mpubliclytradedsoftwarecompany. Mr.Sternledthe company’sturnaroundprocessandstructuredthebusinesscombinationofWordStarwithtwootherpubliccompanies, similarsizes.HewasVPM&A&BusinessDevelopmentElronElectronic(Nasdaq:ELRNF)amultinationalindustrial investmentholding companywith annualrevenuesin excessof $1.5 billion. Elroninvestedin companies activein thefieldsofAdvanceddefenseelectronics;Datacommunications;Internet-softwareproducts;Semiconductorsequipment; Telecommunications. Mr.SternisaGraduateofNYU,B.Sc.Degree,MagnaCumLaudeinMathematicsandComputerScience,Engineering DiplomainMechanics&AutomationMagnaCumLaude.GraduateoftheAirForceAcademy.AirForceService:Lt. Colonel(Ret.),FighterPilot,D.SquadronCommander,F-15.

9 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Management –Industry Background • OfirBaharav–Chairman.(Joined2017)ALeaderofHWandSWcompaniesinSemiconductors,3DPrinting,PCSecurity,Healthcare InformaticsandDigitalPrint.LivedandconductedbusinessinShanghai.PartnerStratusVentureGroup,VPProductPortfolio Stratasys,FounderAndCEO,XjetLtd.EVPProductsCredence Systems Corporation (NASDAQ CMOS), President, OptonicsandSVPGMDiagnostics&CharacterizationDivision(DCG)Credence.MBA-WarwickBusinessSchool,UK.Named onover10patents(SWandHWarchitectures). • Dr.JaimNulman–EVPProducts&CTO.(Joined2018)VPofAppliedMaterials,wherehecommercializedtheEnduraPVD system,themostsuccessfulsemiconductormanufacturingproductreachingmarketsharefrom0toover60%anda$1Bin revenueinlessthan5years,withoneofthehighestgrossmarginsinthecompany.WhileatAppliedhealsorepresentedthe companyontheboardofdirectorsofsomeofthecompaniesinwhichAppliedinvestedaswellasdevelopedproduct commercializationmethodsthatreducethecostandtimetomarket.Dr.Nulmanservedasresearchassociateatthe SubmicroncenteratCornellUniversitywherehepioneeredrapidthermalprocessesforthesemiconductorindustry.Hewas aninvitedLectureratNATOAdvancedStudiesInstituteandtheUniversityofBerkeleyExtension.Dr.Nulmanhaspublished over100publications,andover50patents.HeisanMScandPhDfromCornellUniversityallinelectricalengineering,and anExecutiveMBAfromStanfordUniversity.

10 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. • AmitDror–CCSO,Co-Founder.(Founded2013)ECITelecomLtd.,ComverseTechnology,Inc.,EternegyLtd. • Dr.ShlomitChappelRam–VPR&D.(Joined2019)PhysicalChemist,PostDoctoralinChemistryandBiochemistry,andanMBA. HeadofR&DinMedinol,developinginvivomedicalequipment. • YaelSandler–CFO.(Joined2015)CertifiedPublicAccountantinIsraelwithaB.A.withhonorsinAccountingandEconomicsfrom theHebrewUniversityofJerusalemandanM.B.TwithhonorsfromtheCollegeofManagementinIsrael. Sheheldvarious positionsatKPMG. • GiladReshef-VPSales.(Joined2017)ServedastheCEOandCo-founderofMadeinSense,aHongKongcompanyfocusedon designanddevelopmentofintelligentwearabledevices.DSPGroup. Management –Industry Background

11 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Nano Dimension: First Mover, Advantage and Timing Analysts predict 3D printed electronics will be the next high-growth applicationfor product innovation: 2017 3D printed electronics market size is estimated at $176 million, expected to reach $592 million in 2021 and up to $2.4 billion by 2025 * * Source: DataMIntelligence, 2018 0 500 1000 1500 2000 2500 3000 2017 2021 2025 3D Printed Electronics Market: Growth Forecast* (USD Millions)

12 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. “Even as China comes back online, we are beginning to wonder if Covid-19 will impact other supply-oriented geographies…While China is improving, the supply chain for the electronics industry may yet see substantial disruptions…. Mass assembly is only one part of Apple’s supply chain. The company and its many partners spend months or years sourcing individual components that are assembled into final products. Any disruptions in this complex network could slow the introduction of future devices.”(Bloomberg) 1 Post Corona World : MovingSupply Chain ‘In House’ Sources: 1) Gurman, Mark, and DebbuWu. “Https://Www.bloomberg.com/Amp/News/Articles/2020-03-19/Apple-s-Supply-Chain-Woes-Linger-Even-as-China-Recovers .” Bloomberg.com, Bloomberg, 19 Mar. 2020, www.bloomberg.com/amp/news/articles/2020-03-19/apple-s-supply-chain-woes-linger-even-as-china-recovers

13 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Post Corona World: MovingSupply Chain ‘In House’ • "The global supply chain right now is disrupted;we are seeing disruptions across the board... the high-tech industry is heavily reliant on China and parts of Asia." (Bloomberg)² • “ ...heat from the Trump administration’s 25% tariffs on many machinery parts from China, as well as rising political tide in America to bring industrial production of things such as electronic circuit boards closer to home…. Now with the coronavirus, he said, “there will be changes.” (LA Times) 3 • A recent BofAsurvey…wide…remapping of supply chains. 3,000 firms…in 10 out of 12 global industries, including semiconductors, autos and medical equipment…shift, at least part of their supply chains from current locations…. • Masterwork contracts with about 100 factories in China. Before the virus outbreak, the company could place an order and have it confirmed in two to four days. Last month…it was taking two to three weeks —couldn’t say when the products would be shipped. • “…industries will probably accelerate moves to localize supply chains, so they’re more closely tied to final markets as opposed to extending them farther out.”(LA Times) 3 Sources: 2) Chang, Emily. “Supply Chain Expert on Coronavirus Impact.”Bloomberg, 17 Mar. 2020, www.bloomberg.com/news/videos/2020-03-17/supply-chain-expert-on-coronavirus-impact- video. Accessed 25 Mar. 2020. 3) Lee, Don. “As Coronavirus Cripples Global Supply Lines, More U.S. Firms Looking to Leave China.” Los Angeles Times, Los Angeles Times, 4 Mar. 2020, www.latimes.com/politics/story/2020-03-04/spreading-coronavirus-tears-apart-global-supply-chains.

14 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. A Rapidly Growing Market for High Performance Electronic Devices (Hi-PEDs) High Performance Electronic Devices (Hi-PEDs) are integral enablers of: INDUSTRY VERTICALS •Defense •Aerospace •Intelligentdrones •Autonomous Automotive Development • Robotics • Commercial & civil aircrafts • ‘In vivo’ medical devices RESEARCH INSTITUTES •Academic institutions and universities •Research & innovation centers •Government Agencies “Recovery” Budget are already announced ADDITIVE SERVICES •Additive Service Bureaus •PCB Service Bureaus •In-house Print Services •NaNoS (Nano Services)

15 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Shortening Supply Chain Trend: Business is Here! April 16 th , 2020 High Performance Electronic Devices (Hi-PEDs) ADDITIVE SERVICES •Additive Service Bureaus •PCB Service Bureaus •In-house Print Services •NaNoS (Nano Services) April 16 th , 8AM: Order: Breathing-Ventilator electronics: April 16 th , 23:45: 5 Prototypes, all Working, fully functional. All Boards are being installed in the new machines, as we speak Real Time -Prototyping –Early Production:

16 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. 16 NASDAQ / TASE :NNDM www.nano-di.com| © 2019 Nano Dimension. All rights reserved. Hi-PEDs Necessitate • Fast time-to-market • IP safety (in-house rapidprototyping andproduction) • Iteractivedevelopment • Device performance gains • Control of fabrication facilities (Defense & Homeland Security Industries) Yet, Hi-PEDsare produced in lower quantities • Just hundreds or thousands of Hi-PEDS, rather than hundreds of thousands of PCBs (Printed Circuit Boards) and millions of ICs (Integrated Circuits) HighMix<>LowVolumes+Customization+ DigitalManufacturing>>Industry4.0

17 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Economic Models of Present Fabrication Technologies Fail to Meet Market Needs Integrated Circuit (“IC”, “Chips”) Fabrication renders high performance devices but at an extreme & often prohibitive cost;development cycle that is too long for today’s needs Printed Circuit Boards (“PCB”) Fabrication renders lower cost than IC but also lower performance devices that often fail to meet today’s needs for high performance electronic devices. □ IP security is compromised: IC and PCB fabs are too expensive to own in house □ Short product life cycles >> shorter development iterations >> rapid prototyping (hours instead of weeks) □ Rapid ‘fail proof’ transition from prototyping to low volume production (10s- 1,000s) IC and PCB fabrication technologies failto meet today’s primary needs: Quantitiesinmillionsare neededinordertojustifythe investmentsinR&Dand expensive-capital-equipment formanufacturing. Costly to develop through prototyping, expensive infrastructure for fabrication. Quantities in dozens-to-hundreds thousands to justify the investmentsin design & prototyping, & manufacturing infrastructure.

18 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Traditional Printed Circuit Boards (PCB) Traditional Integrated Circuits (IC, Chips, CPU, ASICs) The Challenge: Bridging The Gap 18 NASDAQ / TASE :NNDM Additively Manufactured Electronics (AME) Nano Dimension’s AME Machines & Inks: Design > Proof of Concepts > Prototype & Early Fabrication of Integrated-PCB (Additively Manufactured Circuit Boards)

19 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. DragonFly LDM™ System –Introduced during Q3/2019 • TheonlyPrototyping&FabricationMachine • 24/7,3D-printingofelectroniccircuitry(AME) • Costeffectiveforsmall-mediumsizequantities 30+ PATENT APPLICATIONS DragonFly Lights-Out DigitalManufacturing(LDM) Machines using 3D printing technology xNew, proprietary, state-of-the-art technology xLow-volume/high mix manufacturing x24/7, increased uptime & improved yield xHigher MTBF xNew automatic printhead self-cleaning system x+40% printing time over DragonFly Pro Significant Trend of Gross Margin Improvements Pricing: DragonFly Pro (2018-2019): $250,000 DragonFly LDM (2020): $350,000 DragonFly LDM II (2021): …………….

20 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. 2019 vs. 2018 Sales Breakdown -Industry & Region Defense 30% Health 6% Tech/PCB 7% Research/Univ. 17% Resellers 40% 2018 In number of systems 2019 Defense 41% Tech/PCB 18% Research/ Univ. 26% Resellers 15% US 53% APAC 27% EMEA 20% 30 systems sold in 2018 US 52% APAC 15% EMEA 33% 27 systems sold in 2019 Diverse Customer Base across Industries and Geographies

21 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Evolution of Nano Dimension BasicTesting 2013-17 DragonFly™ EarlyAdopters 2018-2019 DragonFly™ Pro FastPrototyping& LowVolume Production Q3/2019 & Since Then: 45% of Customers upgraded Pro>>>LDM ($35K-$55K) 45%in Process DragonFly™ LDM Materials& Process Functional Unique Electronics Additive Manufacturing ofElectronics = Integrated Technology of Materials + Process controlled by A.I. software & Enabled by Hardware “The Secret Sauce” Competitive Edge; Barriers to Entry The Hardware is an Enabling Platform

22 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Compelling Value Proposition 30+ PATENT APPLICATIONS TIME Reduces development cycles times. Enables on-site prototyping in a matter of hours instead of weeks, even for complex designs. COST Eliminates need for large order minimums. Enables ability to discover design errors in early development stage with agile rapid prototyping. ENVIRONMENTAL Limits environmental impact through optimized design, size, weight. Reduces waste with additive manufacturing capabilities. COMPLEX GEOMETRIES CONFIDENTIALITY Enables retention of sensitive IP in-house during development. Eliminates concerns and costs related to IP infringement. COMPONENT CONSOLIDATION Multi-material additive manufacturing enables functional, compact, denser, non-planar electronics parts. Enables increased design capabilities & manufacturability of components. Added agility enables designing, testing and iterating in real time, on site.

23 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. 23 NASDAQ / TASE :NNDM www.nano-di.com | © 2019 Nano Dimension. All rights reserved. • Harris Corporation & Space Florida (2019) Defense Contractor; https://www.harris.com/* • Hensoldt AG, Germany ( $1.3B Defense & Aerospace Contractor; www.hensoldt.ne* • IIT, Search Results Istituto Italiano di Tecnologia(2019) $; https://www.iit.it/* *Linkstothirdpartywebsiteinthispresentationarebeingprovidedasaconvenienceandforinformationalpurposesonly;theydo notconstituteanendorsementoranapprovalbyNanoDimensionLtd.ofanyoftheproducts,servicesoropinionsofthe corporationororganizationorindividual.NanoDimensionLtd.bearsnoresponsibilityfortheaccuracy,legalityorcontentofthe externalsiteorforthatofsubsequentLinks.

24 NASDAQ / TASE :NNDM www.nano-di.com | © 2020 Nano Dimension. All rights reserved. Case Study: Harris Corporation: RF Amplifier to Space “Results showed similar RF performance between the 3D printed version and the baseline amplifier, clearly demonstrating the viability of 3D printed electronics for RF circuitry.” Dr. Arthur Paolella, Senior scientist, Space & Intelligence Systems, Harris Corporation Joint project for space systems communication satellites: 3D printed RF antenna designed to operate at 5.2 GHz and an RF amplifier with operation up to 6 GHz. * https://www.harris.com/impact/2018/11/harris-to-test-3-d-printed-rf-systems-in-space Received a 2 nd grant approval from the Israel Innovation Authority, in cooperation with Harris Corporation, for developing hardware that will fly on the International Space Station (ISS) and communicate with Harris’ ground-based satellite tracking station. **Trademarks are the property of their respective owners